UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d)

of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): May 10, 2022

SALEM MEDIA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 NORTH BELT LINE ROAD IRVING, TEXAS	75063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 586-0080

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	SALM	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 10, 2022, Salem Media Group, Inc. issued a press release regarding its results of operations for the quarter ended March 31, 2022.

ITEM 7.01	REGULATION FD DISCLOSURE

On May 10, 2022, Salem Media Group, Inc. issued a press release regarding its results of operations for the quarter ended March 31, 2022.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits. The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description

99.1	Press release, dated May 10, 2022, of Salem Media Group, Inc. regarding its results of operations for the quarter ended March 31, 2022.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 10, 2022	SALEM MEDIA GROUP, INC.

/s/ Evan D. Masyr
Evan D. Masyr
Executive Vice President and Chief Financial Officer